TCW VALUE OPPORTUNITIES FUND

Supplement Dated April 28, 2011 to the Summary Prospectus

Dated February 28, 2011

On page 4 under the heading “Portfolio Managers” effective June 30, 2011, the references to Susan Suvall and John Gibbons are deleted and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Advisor

Diane E. Jaffee	Appointed June 2011	Group Managing Director

Please retain this Supplement with your Summary Prospectus for future reference.

SPsupp 4/28/11